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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A
                                AMENDMENT NO. 2

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  September 30, 1997


                  Century Pacific Tax Credit Housing Fund-II
        -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         California                    33-24537             95-4178283
----------------------------        ---------------     ------------------
(State or other jurisdiction        Commission File     (I.R.S. Employer
    of incorporation)                   Number          Identification No.)


          1925 Century Park East, Suite 1760, Los Angeles, CA  90067
          -----------------------------------------------------------
                   (Address of principal executive offices)

       Registrant's telephone number, including area code (310) 208-1888

                                Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)


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Item 4.  Changes in Registrant's Certifying Account

Effective September 30, 1997, Century Pacific Tax Credit Housing Fund-II ("Fund-II") dismissed its former certifying accountants, Rubin, Brown, Gornstein & Co. LLP ("Rubin"), and appointed the firm of Novogradac & Company LLP ("Novogradac") to serve as its certifying accountants for its fiscal year ending March 31, 1998. The decision to change accountants was approved by the general partners of Fund-II.

During the fiscal years ended March 31, 1996 and 1997, and the subsequent interim period preceding the date hereof, there were no disagreements between Fund-II and Rubin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rubin, would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

Rubin's reports on Fund-II's financial statements for the fiscal years ended March 31, 1996 and 1997 contained a modification as to uncertainty of Fund-II to continue as a going concern. Except as set forth above, Rubin's reports on the above mentioned financial statements contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

There have been no events set forth in Item 304(a)(1)(v) of Regulation S-K that have occurred with respect to Fund-II within the last two fiscal years or the subsequent interim period preceding the date hereof.

Also during the fiscal years ended March 31, 1996 and 1997, and the subsequent interim period preceding the date hereof, Fund-II did not consult Novogradac regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)            Exhibits.

     16.1 Letter from Rubin, Brown, Gornstein & Co. LLP to the Securities and Exchange Commission regarding change in certifying accountant.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CENTURY PACIFIC TAX CREDIT HOUSING FUND-II
                                  (Registrant)


Dated:  February 20, 1998         By:  Century Pacific Capital II Corporation
                                       General Partner


                                  By: /s/ Essie Safaie
                                      ------------------------------------------
                                          Essie Safaie
                                          Chief Financial Officer